UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

Predictive Oncology Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

(Address of Principal Executive Offices) (Zip Code)

(412) 432-1500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

On December 9, 2025, Predictive Oncology Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Certificate of Incorporation to change its corporate name from Predictive Oncology Inc. to Axe Compute Inc. (the “Name Change”), effective December 11, 2025. The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”). No stockholder approval was required under Section 242(b)(1) of the DGCL. A copy of the Certificate of Amendment to the Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated by reference.

In connection with the Name Change, the Board approved and adopted the Third Amended and Restated Bylaws, also effective on December 11, 2025 (the “A&R Bylaws”), to reflect the corporate name Axe Compute Inc. and to integrate prior amendments to the Company’s bylaws, dated September 9, 2022 (as amended to date, the “Bylaws”). No other substantive changes were made to the Bylaws. A copy of the A&R Bylaws is attached as Exhibit 3.2 hereto and incorporated by reference.

As a result of the Name Change, the Company’s common stock will begin trading on The Nasdaq Stock Market LLC under the new ticker symbol “AGPU,” effective on or about December 12, 2025. No change will be made to the CUSIP number for the Company’s common stock in connection with the Name Change. Outstanding stock certificates for shares of the Company are not affected by the Name Change; they continue to be valid and need not be exchanged.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation

3.2	Third Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE ONCOLOGY INC.
Date: December 10, 2025	By:	/s/ Josh Blacher
Name: Josh Blacher Title: Chief Financial Officer